UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

ASYST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-22430	94-2942251
(Commission File No.)	(IRS Employer Identification No.)

48761 Kato Road
Fremont, California 94538
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 661-5000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 3, 2004, the registrant issued a press release addressing results for its third fiscal quarter ended December 27, 2003. In conjunction with that press release, the registrant conducted a conference call on February 3, 2004 to discuss those results with investors and financial analysts.

     That press release, dated February 3, 2004 and titled “Asyst Technologies Reports Results for Third Quarter of Fiscal 2004,” is attached hereto as Exhibit 99.1. A transcript of that conference call is attached hereto as Exhibit 99.2.

     The information in this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     Except for statements of historical fact, the statements in this Current Report are forward-looking. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to: (i) uncertainties presented by the volatility of semiconductor industry cycles, (ii) the risk that the registrant will be unable to (a) continue to maintain and improve gross margins through outsourced manufacturing, (b) reduce operating expenses, or (c) manage cash flows (and uncertainties regarding the timing and degree of any such improvements in gross margins, any such reductions in operating expenses, and any changes in cash flows), (iii) the risk that the registrant will be unable to respond to rapid demand shifts, (iv) risks created by the registrant’s dependence on a few significant customers, (v) uncertainties surrounding the transition of the semiconductor industry from 200mm wafers to 300mm wafers and the timing and scope of related decisions by manufacturers to transition and expand fabrication facilities, (vi) continued risks associated with customers’ acceptance of new products and product capabilities, (vii) the risk that customers will delay, reduce, or cancel planned projects or bookings and thus delay recognition of or reduce the amount of the registrant’s anticipated revenue, (viii) uncertainties created by competition in the semiconductor equipment industry and specifically in the AMHS sector, (ix) the risk that the registrant will be unable to (a) integrate acquired companies in an efficient and timely manner, (b) complete planned restructuring and outsourcing programs, or (c) retain and attract key employees, and (x) other risks and uncertainties as more fully detailed in the registrant’s annual report on Form 10-K (as amended) for the year ended March 31, 2003, and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004	ASYST TECHNOLOGIES, INC.

	By:	/s/ David L. White

David L. White
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “Asyst Technologies Reports Results for Third Quarter of Fiscal 2004” dated February 3, 2004.

99.2	Transcript of conference call conducted by the registrant on February 3, 2004.